EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Report on Form 10-QSB (the "Report") of One Link 4 Travel, Inc. (the "Company") for the three-month period ended June 30, 2004, the undersigned, F. William Guerin, the President, Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

     (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: August 26, 2004                 /s/ F. W. Guerin
                                       -------------------------------------
                                       F. W. Guerin
                                       President and Chief Executive Officer


                                       /s/ F. W. Guerin
                                      ------------------------
                                       F. W. Guerin
                                       Chief Financial Officer



                                    * * * * *



A signed original of the written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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